SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                  25-Jun-02

New Century Mortgage Securities, Inc.
(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Trust, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                           333-72880
(State or Other                    (Commission
Jurisdiction of                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                 92612
(Address of Principal                (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

      On   25-Jun-02  a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Jun-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.       Monthly Report Information:
         See Exhibit No.1

B.       Have any deficiencies occurred?   NO.
                      Date:
                      Amount:

C.       Item 1: Legal Proceedings:NONE

D.       Item 2: Changes in SecuritNONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

1. Monthly Distrib Rep dated:                                    25-Jun-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                               06/25/02



Class         Beg Bal         Prin       Losses      End Bal
A         158,463,799    1,718,950            0  156,744,849
M-1        12,415,000            0            0   12,415,000
M-2        11,423,000            0            0   11,423,000
M-3         9,435,000            0            0    9,435,000
M-4           497,000            0            0      497,000
CE          3,972,996            0            0    3,972,996
P                 100            0            0          100
R                   0            0            0            0
Total     196,206,895    1,718,950            0  194,487,945


                                                                     Next
Class        Cusip             Int        Total         Rate         Rate
A          64352VCC3       266,219    1,985,169      2.16000%     2.16000%
M-1        64352VCD1        25,492       25,492      2.64000%     2.64000%
M-2        64352VCE9        28,786       28,786      3.24000%     3.24000%
M-3        64352VCF6        28,179       28,179      3.84000%     3.84000%
M-4        64352VCG4         1,620        1,620      4.19000%     4.19000%
CE         6435299A0       981,675      981,675      6.00392%
P          6435299B8        31,932       31,932            NA
R             N/A                0            0
Total                    1,363,903    3,082,853

AMOUNTS PER $1,000 UNIT

Class            Prin          Int        Total       Losses      End Bal
A           10.683275     1.654553     12.33783     0.000000   974.169516
M-1          0.000000     2.053333      2.05333     0.000000  1000.000000
M-2          0.000000     2.520000      2.52000     0.000000  1000.000000
M-3          0.000000     2.986667      2.98667     0.000000  1000.000000
M-4          0.000000     3.258893      3.25889     0.000000  1000.000000
CE           0.000000   247.086846    247.08685     0.000000  1000.000000
P            0.000000    319321.10    319321.10     0.000000  1000.000000

Servicing Fee                                                81,753

P&I ADVANCES
Total Advances                                                  1,283,022
*P&I Advances are on Loans Delinquent on the Determiniation Date.

BALANCES AS OF:                                                    6/25/02
Stated Prin Bal of Mtge Loans (excluding REOs)                194,487,945
Stated Prin Bal of REO Properties                                       0

MORTGAGE LOAN CHARACTERISTICS
                                                    Beginning       Ending
Number of Loans                                           582          577
Agg Prin Balance                                  196,206,895  194,487,945

Wghtd Avg Rem Term to Maturity                                         355
Beg Wghtd Avge Mortgage Rate                                      8.66283%

DELINQ INFORMATION                               Unpaid Prin  Stated Prin
                                      Number             Bal          Bal
30-59 days                              10         2,694,775    2,690,563
60-89                                   1             84,481       84,401
90+                                     1            500,000      498,121
Fcls                                    14         3,354,639    3,347,879
Bankruptcies                            0                  0            0
Bkcy 60+ Delq                           0                  0            0
*Note:  In accordance with the Master Servicer,
           the Delq Info relates to the Prepayment Period.

REO INFORMATION
Loans that became REO properties in the preceding calendar month:

                                   Loan                  UPB   Stated Bal






Total Book Value of REO Properties:                                     0


Aggregate Amount of Principal Prepayments
Curtailments                                                       47,937
Payments in Full                                                1,548,915
 Liquidation Proceeds                                                   0
Total                                                           1,596,852

Prepayment Charges                                                 31,932
REO Principal Amortization                                              0

Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                   0
Which Include:
Bankruptcy Losses                                                       0
Cumulative Realized Losses                                              0

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                                          0

CERTIFICATE FACTOR
                                                               Certificate
                                                                    Factor
Class A                                                         0.97416952
Class M-1                                                       1.00000000
Class M-2                                                       1.00000000
Class M-3                                                       1.00000000
Class M-4                                                       1.00000000
Class CE                                                        0.97907740


INTEREST DISTRIBUTION AMOUNTS


                                                     Interest    Interest
                                                 DistributionCarry Forward
Class                                                  Amount       Amount
A                                                    266,219            0
M-1                                                   25,492            0
M-2                                                   28,786            0
M-3                                                   28,179            0
M-4                                                    1,620            0
CE                                                   981,675            NA
TOTAL                                              1,331,971            0

         Reduction from the Allocation of:
                                                   Prepayment   Relief Act
                                        Realized     Interest     Interest
Class                                     Losses   Shortfalls   Shortfalls
A                                             0            0            0
M-1                                           0            0            0
M-2                                           0            0            0
M-3                                           0            0            0
M-4                                           0            0            0
CE                                            0            0            0
TOTAL                                         0            0            0

PPIS not covered by the Servicer                                        0

Relief Act Interest Shortfall                                           0

Required Overcollateralized Amount                              3,972,996
Credit Enhancement Percentage                                    19.40634%

Overcollateralization Increase Amount                                   0

Overcollateralization Reduction Amount                                  0

LOSS  SEVERITY  %
                 Loan       Loss %                      Loan       Loss %





AGGREGATE  LOSS  SEVERITY  %                                        0.000%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                      981,675

Delinquency Percentage                                            2.02090%

Stepdown Date Occurrence                                                NO
Trigger Event Occurrence                                                NO

Net WAC Rate Carryover Amount
                                                      Current       Amount
                                                 Net WAC Rate      Unpaid
                                                 Carryforward        After
Class                                                  AmountDistributions
A                                                          0            0
M-1                                                        0            0
M-2                                                        0            0
M-3                                                        0            0
M-4                                                        0            0
TOTAL                                                      0            0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


         By: /s/ Eve Kaplan
         Name:  Eve Kaplan
         Title: Vice President
         U.S. Bank National Association

Dated:         6/25/02